STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
MARCH 31, 1998

Photo of: small girl.

STEIN ROE EQUITY FUND

YOUNG INVESTOR FUND

LOGO:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

CONTENTS

     From the President...............................................   1

       Tom Butch's thoughts on the markets and investing

     The Companies We Invest In.......................................   4

       Top 10 holdings

     Q&A..............................................................   6

       An interview with the portfolio managers and a summary of investment activity

     Fund Highlights..................................................   10

       Information about the Fund

     Portfolio of Investments.........................................   12

       A complete list of investments with market values

     Financial Statements.............................................   18

       Statements of assets and liabilities, operations and changes in net assets

     Notes to Financial Statements....................................   24

     Financial Highlights.............................................   27

       Selected per-share data

     General Information..............................................   30

       A guide to products and services




                Must be preceded or accompanied by a prospectus.

TO OUR SHAREHOLDERS

DEAR INVESTOR,
We are pleased to present this semiannual report for the Stein RoeSM Young InvestorSM Fund. This report covers the six months ended March 31, 1998.

AN UNPRECEDENTED BULL RUN CONTINUES
     You probably know that many of the products you use today are made in other countries. We are linked in many ways to other countries of the world. This is true in the investment world as well. Sometimes when one of the world's countries has problems, other countries' stock markets are affected. This happened last year when countries in Asia suffered from economic problems. Many of the world's other markets were affected. In our opinion, the U.S. economy's strength helped our stock markets stay strong and perform better than most of the world's other stock markets.
     The stock market has been on a bull run for quite some time now. In fact, for the past ten-year period ending March 31, 1998, the S&P 500 Index gained an average of 18.92 percent per year. Returns like these have never been produced by the U.S. stock market before. Since no one can predict how the market will perform, it is possible that this momentum will continue. Then there's always the possibility the market will begin to act like a bear market rather than a bull. In fact, experts seem to be divided over these two perspectives.
        Eventually, all of us will learn which viewpoint proves to be more accurate. Meanwhile, we believe it is important that investors focus less on wagering where the market will go and more on ensuring that their investments remain appropriate to their investing goals, risk tolerance and time horizon.

YOUR STEIN ROE FUNDS
     We are, of course, grateful that you have chosen to invest in Stein Roe Young Investor Fund. We seek, in this report, to provide you useful and educational information about your investment in the Fund. I hope you will take the time to learn from your portfolio managers how they are investing your money and how they view what went on with the Fund over the past six months.

A REMINDER
     We believe that, as an equity investor, it is important that you maintain a long-term perspective. The turbulence in worldwide markets caused by problems in Asia during the fourth quarter of 1997 served as a healthy reminder that markets can swing rapidly and widely. To investors with long-term horizons, short-term market fluctuations should be the least important consideration about investing, since market movement has historically evened out in solid growth over time. The bigger risk, in our view, is the risk of losing sight of long-term investment goals because of short-term market fluctuations.
     So whatever happens with the market, it's your investing perspective that will lead to your success.
     Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

Sincerely,


Thomas W. Butch
President
April 30, 1998



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

The S&P 500 is an unmanaged group of stocks that differs from the composition of any Stein Roe Fund. It is not available for direct investment.


Balloon Text: When the stock market goes through a period of rising prices, it is called a bull market. People who are optimistic and expect the market to go up are sometimes called "bulls." Bulls represent a rising market because the animal, the bull, tosses its head and horns up in the air when it attacks.

Balloon Text: When stock prices fall, it is called a bear market. "Bears" are pessimistic people who expect the market to go down. The animal the bear is said to symbolize a falling market because it paws downward when it attacks.

Photo of: Thomas W. Butch

                           THE COMPANIES WE INVEST IN

Back in the 1920's, cartoons were just a dream in the mind of one man -- Walt Disney. He had a dream to bring cartoons to "life" through an unheard of process called animation. Walt Disney soon discovered that he was one man against the world, and that to convince people of this new idea he would have to work very hard. His focus, persistence and patience over many years helped him ride out the ups and downs, or volatility, in his path toward success. And succeed he did. Walt Disney turned his personal dream into a billion dollar company that affects the lives of many young people throughout the world. Today the Disney Company (1.6 percent of total net assets) operates theme parks worldwide and produces movies and TV shows for kids.
     We believe that a long-term perspective is also the key to successful investing. We encourage investors not to let short-term market volatility discourage them from pursuing their long-term investment goals.
     Our portfolio managers follow the same strategy. When you look at the Fund's list of holdings you'll see many of the same companies quarter after quarter. We invest the Fund in companies that we believe will continue to grow; many of them also affect the lives of young people.


Balloon Text: When something is volatile, that means it tends to go through extreme and rapid changes. When we say the stock market is volatile, that means it has the ability to rise or fall sharply within short periods of time.

Following, you'll find the 10 largest holdings in the Young Investor Fund as of March 31, 1998. For a complete list of the portfolio's holdings see pages 12-17.

                                             % OF TOTAL
                                             NET ASSETS
                                             ON 3/31/98      SYMBOL         EXCHANGE
------------------------------------------------------------------------------------
1      Outdoor Systems                            2.5          OSI           NYSE*
------------------------------------------------------------------------------------
2      Cisco Systems Inc.                         2.1         CSCO          Nasdaq+
------------------------------------------------------------------------------------
3      Fannie Mae                                 1.9          FNM           NYSE
------------------------------------------------------------------------------------
4      Microsoft Corporation                      1.8         MSFT          Nasdaq
------------------------------------------------------------------------------------
5      Mattel, Inc.                               1.8          MAT           NYSE
------------------------------------------------------------------------------------
6      Pfizer Inc.                                1.8          PFE           NYSE
------------------------------------------------------------------------------------
7      The Coca-Cola Co.                          1.8          KO            NYSE
------------------------------------------------------------------------------------
8      Wrigley                                    1.8          WWY           NYSE
------------------------------------------------------------------------------------
9      Motorola, Inc.                             1.8          MOT           NYSE
------------------------------------------------------------------------------------
10     Travelers Group                            1.8          TRV           NYSE
------------------------------------------------------------------------------------
* New York Stock Exchange

+ National Association of Securities Dealers Automated Quotation

Holdings are disclosed as a percentage of SR&F Growth Investor Portfolio's total net assets. Portfolio holdings are as of March 31, 1998, and are subject to change.

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

HOW DID THE FUND PERFORM?
The Fund continued to outperform the S&P 500 Index during the six-month period ended March 31, 1998. The Fund's total return was 17.24 percent, while the Lipper growth fund peer group returned 12.45 percent, and the S&P 500 Index returned 17.21 percent for the same period.

WHAT WORKED WELL FOR THE FUND DURING THE LAST SIX MONTHS?
Our investments in companies that provide products and services to consumers performed well. These companies benefited from a strong economy throughout the period. Top performing holdings included Outdoor Systems, an outdoor billboard advertising company, Disney, the operator of amusement parks and maker of children's movies, and Walgreen's drugstores (2.5 percent, 1.6 percent and 1.3 percent of total net assets, respectively).

WHAT DID NOT WORK AS WELL DURING THE PERIOD?
The technology and energy investments we owned did not perform well. Our technology holdings were dragged down by turmoil in Asian markets during the fourth quarter of 1997, while our energy investments were hurt by lower oil and gas prices.

WHAT STOCKS ARE YOU POSITIVE ABOUT GOING FORWARD?
We like the long-term outlook for the technology sector. Technology enables businesses to operate more efficiently. Demand for technological advances is expected to remain strong and we believe companies such as Intel and Microsoft will continue to be leaders in providing these products and services (1.3 percent and 1.8 percent of total net assets, respectively). We also favor the consumer sector. Given our positive outlook for economic growth, we believe stocks in this sector will continue to perform well.

DO YOU THINK THE NEW EDUCATION IRA IS A GOOD VEHICLE FOR INVESTING IN
YOUNG INVESTOR FUND?
Absolutely. Young Investor Fund and the Education IRA complement each other well. Both can help kids invest for college. In fact, many of our investors use Young Investor Fund already to save for college educations. Adding the IRA component can add a significant tax advantage to an investment program. Maximum annual contributions to an Education IRA are currently limited to $500 per child from all sources.*

WHAT WOULD YOU TELL YOUNG INVESTORS TO KEEP IN MIND ABOUT RECENT MARKET RETURNS? The market has been on a record-setting pace over the last three years. The average annual return of the S&P 500 over that time period was
32.79 percent. Over the last 10 years the market, as measured by the S&P 500, has returned an average of 18.92 percent annually. This compares to the long-term average annual S&P 500 return of 11.16 percent over the past 72 years. The market doesn't always go straight up. We believe investors should always prepare themselves for the next correction or short-term market downcycle.

WHAT IS YOUR OUTLOOK?
We are cautious about near-term market activity because market valuations are at historic highs. However, we remain optimistic about the long-term market potential because many of the factors that have led to the current market valuations are expected to continue. Economic growth in the United States remains strong, and inflation and interest rates remain low.

Going forward we plan to continue to invest in companies that have the potential to, and that we believe will, deliver consistent increases in their earnings over the long term.


*For guidance and information regarding your investment in an Education IRA, we encourage you to consult your tax adviser.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of SR&F Growth Investor Portfolio's total net assets. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods ended March 31, 1998, were 44.07 percent, 19.11 percent and 16.74 percent, respectively.



Balloon Text:
If you invest your money in a vehicle such as an Individual Retirement
Account (IRA), your money is not taxed yearly, it's only taxed when you withdraw it. An investment that's taxed in this manner is referred to as tax-deferred. This type of investment allows your money to grow faster than an investment you have to pay taxes on every year.


Photo of: Erik Gustafson and David Brady.

FUND HIGHLIGHTS
As of March 31, 1998

                          Average Annual Total Returns
------------------------------------------------------------------
                                                            Life
                             One-Year     Three-Years     of Fund*
------------------------------------------------------------------
YOUNG INVESTOR FUND           49.84%        36.31%         31.10%
S&P 500                       47.96         32.79          28.51

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

* April 29, 1994, through March 31, 1998


                                    Fund Data
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:
   Seeks to achieve long-term capital appreciation by investing in a portfolio primarily made up of common stocks and other equity-type securities that we believe have long-term appreciation potential. The Fund also has an educational objective to teach investors about mutual funds, basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.
   FUND INCEPTION:     APRIL 29, 1994
   TOTAL NET ASSETS:   $676.3 MILLION

Balloon Text:
We think it's useful to show what a fund's total return means in real dollars. That's why we show how a $10,000 investment in Young Investor Fund would have grown over time. If you would have invested $10,000 in the Fund on April 30, 1994, you would have $28,909 invested today.


                   Economic Sector Breakdown
-----------------------------------------------------------------
                                     Portfolio            S&P 500
-----------------------------------------------------------------
Technology                             23%                 16%
Consumer Cyclical                      21                  13
Consumer Noncyclical                   21                  23
Financial                              20                  17
Industrial                              6                   9
Utilities                               6                  10
Basic Materials                         2                   4
Energy                                  1                   8
-----------------------------------------------------------------
Total                                 100%                100%
-----------------------------------------------------------------

Comparison of change in value of a $10,000 investment
Graph Data:
                Young Investor Fund     S&P 500
4/30/94                       10000       10000
9/30/94                       10240       10399
9/30/95                       14396       13488
9/30/96                       19512       16228
9/30/97                       24659       22789
3/31/98                       28909       26711


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. This graph compares the performance of Young Investor Fund to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of the Fund. The S&P 500 is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

SR&F GROWTH INVESTOR PORTFOLIO

Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(UNAUDITED)
                                                         Number    Market
                                                      of Shares     Value
COMMON STOCKS (93.6%)
Automobiles/Vehicles (1.2%)
   Volvo AB ADRs
     (Manufactures cars, trucks, buses, marine engines
      and aerospace equipment)                          260,000  $ 8,287

Banks (3.1%)
   Citicorp
     (Provides a broad range of financial services)      75,000   10,650
   Texas Regional Bancshares, Class A
     (Commercial bank operating in the Rio Grande
      Valley of Texas)                                  310,000   10,404
                                                                  ------
                                                                  21,054
Commercial Services (3.3%)
   Cendant Corporation (a)
     (Global provider of consumer and
       business services)                               300,000   11,888
Paychex, Inc.
     (Provides computerized payroll accounting services
      to businesses)                                    185,000   10,672
                                                                  ------
                                                                  22,560
Computer Software and Services (11.1%)
   Altera Corporation (a)
     (Designs, develops and markets programmable logic
      integrated circuits and computer engineering
      development software and hardware)                175,000    6,606
   Analog Devices, Inc. (a)
     (Designs, manufactures, and markets linear, mixed-signal
      and digital integrated circuits)                  300,000    9,975
   Cambridge Technology Partners, Inc. (a)
     (Designs, develops, and deploys client/server and
      Internet applications)                            100,000    4,956
   Cisco Systems, Inc. (a)
     (Produces, markets and supports multiprotocol
      internetworking systems)                          210,000   14,359
   Comdisco, Inc.
     (Technology service company which provides solutions
      that help organizations reduce technology
      cost and risk)                                    250,000   10,906
   Microsoft Corporation (a)
     (Manufactures software products)                   140,000   12,530

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Computer Software and Services (Continued)
   Sterling Commerce Inc. (a)
     (Global provider of electronic commerce software
      products and network services)                    190,000   $ 8,811
   Transaction Systems Architects, Inc. (a)
     (Develops, markets and supports a broad line of software
       products and services)                           200,000     7,775
                                                                   ------
                                                                   75,918
Consumer Products (4.3%)
   The Gillette Company
     (Shaving and personal care products)               100,000    11,869
   The Procter & Gamble Company
     (Produces personal-care products, pharmaceuticals,
      food and beverages)                               100,000     8,437
   Tupperware Corporation
     (Direct seller of food storage containers)         325,000     8,653
                                                                   ------
                                                                   28,959
Distribution - Retail (4.7%)
   Hasbro, Inc.
     (Manufactures and sells children's toys)           300,000    10,594
   Mattel, Inc.
     (Designs, manufactures and markets
     children's toys)                                   315,000    12,482
   Walgreen Company
     (Large retail drugstore chain)                     250,000     8,797
                                                                   ------
                                                                   31,873
Educational Services (0.6%)
   Children's Comprehensive Services (a)
     (Provides services for at-risk youth)              200,000     3,800

Electrical Equipment (4.4%)
   General Electric Company
     (Appliances, broadcasting, communications
      and transportation)                               100,000     8,619
   Intel Corp.
     (Produces and sells microcomputer components and
      related products)                                 116,000     9,055
   Motorola, Inc.
     (Producer of electronic and telecommunications
     equipment)                                         200,000    12,125
                                                                   ------
                                                                   29,799

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Entertainment (2.7%)
   Cedar Fair L.P.
     (Owns and operates amusement theme parks)          280,000  $  7,700
   Disney (Walt) Company
     (Operates theme parks and resorts, and produces
      motion pictures)                                  100,000    10,675
                                                                   ------
                                                                   18,375
Financial Institutions (5.9%)
   Federal Home Loan Mortgage Corp.
     (Purchases mortgages from lenders and resells in pools
      or packages)                                      225,000    10,673
   Federal National Mortgage Association
     (Purchases mortgages and issues guaranteed mortgage-
      backed securities)                                200,000    12,650
   Household International Inc.
     (Provides financial and banking services)           80,000    11,020
   Sirrom Capital Corporation
     (Makes loans to small private businesses)          200,000     6,013
                                                                   ------
                                                                   40,356
Financial Services (4.1%)
   Alliance Capital Management L.P.
     (Provides investment services to pension funds,
      endowments, insurance companies, banks and
      individual investors)                             100,000     5,188
   American Express Company
     (Provides a variety of diversified travel and
      financial services)                               115,000    10,558
   Travelers Group Inc.
     (Provides investment, consumer finance, property and
      casualty insurance and life insurance services)   200,000    12,000
                                                                   ------
                                                                   27,746
Food & Beverage (5.8%)
   The Coca-Cola Company
     (Producer and distributor of soft drink products)  160,000    12,390
   Groupe Danone ADRs
     (Produces packaged foods and beverages)            150,000     7,219
   Quaker Oats Company
     (An international marketer of foods & beverages)   125,000     7,156
   Wrigley (Wm) Jr. Company
     (Chewing gum manufacturer)                         150,000    12,262
                                                                   ------
                                                                   39,027

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Health Care (2.4%)
   Johnson & Johnson
     (Manufactures and markets a broad range of
      health care and other products)                   150,000   $10,997
   Orthodontic Centers of America, Inc. (a)
     (Provides management and consulting services to
      orthodontic practices)                            250,000     5,422
                                                                   ------
                                                                   16,419
Insurance (3.9%)
   CMAC Investment Corp.
     (Provides private mortgage insurance coverage)     150,000    10,013
HCC Insurance Holdings, Inc.
     (Underwrites property and casualty insurance)      275,000     6,325
   MGIC Investment Corp.
     (Provides private mortgage insurance coverage)     150,000     9,853
                                                                   ------
                                                                   26,191
Leisure Products (1.2%)
   Callaway Golf Company
     (Produces and markets golf clubs)                  275,000     7,975

Machinery (1.2%)
   Thermo Electron Corporation (a)
     (Manufactures and sells environmental monitoring and
      analysis instruments, papermaking and
      recycling equipment)                              200,000     8,075

Medical - Pharmaceutical (6.2%)
   ALZA Corporation (a)
     (Develops and commercializes pharmaceutical
     products)                                          200,000     8,962
   American Home Products Corporation
     (Discovers, develops, manufactures, distributes and sells
      health care products)                             120,000    11,445
   Columbia Laboratories, Inc. (a)
     (Develops and markets pharmaceutical
     over-the-counter drugs)                            250,000     3,453
   Eli Lilly & Company
     (Creates and delivers pharmaceutical-based health
     care solutions)                                    100,000     5,962
   Pfizer Inc.
     (Research-based global healthcare
     products provider)                                 125,000    12,461
                                                                   ------
                                                                   42,283
Medical - Instruments (1.4%)
   Medtronic Inc.
     (Manufactures various cardiovascular medical
     instruments)                                       180,000     9,338

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Oil - Exploration and Production (2.5%)
   EVI, Inc. (a)
     (Manufactures engineered oilfield products)        200,000   $ 9,262
   Marine Drilling Companies, Inc. (a)
     (Provides offshore contract drilling services for
      independent and major oil and gas companies)      350,000     7,569
                                                                   ------
                                                                   16,831
Publishing, Broadcasting and Media (7.1%)
   Clear Channel Communications Inc. (a)
     (Owns, operates and manages radio and
     television stations)                               110,000    10,780
   Heftel Broadcasting Corp., Class A (a)
     (Spanish language radio broadcasting company)      225,000    10,069
   Outdoor Systems Inc. (a)
     (Outdoor advertising company)                      487,500    17,093
   The Petersen Companies, Inc. (a)
     (Special-interest magazines, publishing, and television
      programming company)                              400,000    10,000
                                                                   ------
                                                                   47,942
Restaurant/Hotel (1.5%)
   McDonald's Corporation
     (Develops, licenses, leases and services a
      worldwide system of restaurants)                  175,000    10,500

Specialty Chemicals (1.5%)
   Minerals Technologies Inc.
     (Develops, produces and markets specialty minerals,
      mineral-based and synthetic mineral products)     200,000    10,075

Telecommunications (12.3%)
   ADC Telecommunications, Inc. (a)
     (Designs, manufactures and markets a variety of
      transmission and networking systems)              300,000     8,269
   CIENA Corporation (a)
     (Designs, manufactures and sells systems for long
      distance telecommunications networks)             150,000     6,394
   Frontier Corporation
     (Offers integrated communications services for business
      and residential customers)                        300,000     9,769
   Intermedia Communications Inc. (a)
     (Provides telecommunications solutions for business
      and government customers)                          75,000     5,972

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Telecommunications (Continued)
   LCI International, Inc. (a)
     (Provides a variety of voice and data telecommunication
      services in domestic and international markets)   250,000   $ 9,625
   Loral Space & Communications (a)
     (High technology company concentrated on satellite
      manufacturing and satellite-based communication
      services)                                         400,000    11,175
   Lucent Technologies Inc.
     (Produces public and private networks, communication
      systems and software)                              90,000    11,509
   Tellabs Inc. (a)
     (Designs, assembles, markets and services voice and
      data networking products)                         150,000    10,069
   WorldCom, Inc. (a)
     (Provides facilities-based and fully integrated local, long
      distance, international and Internet services)    250,000    10,766
                                                                   ------
                                                                   83,548
Travel Services (1.2%)
   Sabre Group Holdings Inc. (a)
     (Provider of a travel reservation system)          225,000     8,072
                                                                  -------

TOTAL COMMON STOCKS
   (Cost  $463,448)                                               635,003
                                                                  -------
                                                      Principal
                                                         Amount
SHORT-TERM OBLIGATIONS (7.1%)
Commercial Paper (7.1%)
   Associates Corp. of North America 6.050% 4/01/98    $ 33,060    33,060
   Conagra 6.150% 4/01/98                                15,000    15,000
                                                                  -------

TOTAL SHORT-TERM OBLIGATIONS
   (Cost $48,060)                                                  48,060
                                                                  -------

TOTAL INVESTMENTS (100.7%)
   (Cost $511,508) (b)                                            683,063

OTHER ASSETS, LESS LIABILITIES (-0.7%)                             (4,807)
                                                                  -------

TOTAL NET ASSETS (100%)                                          $678,256
                                                                 ========

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Non-income producing security.
(b)At March 31, 1998, the cost of investments for federal income tax purposes was $511,517. Net unrealized appreciation was $171,546, consisting of gross unrealized appreciation of $180,058 and gross unrealized depreciation of
   $8,512.

                 See accompanying Notes to Financial Statements.

STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
(All amounts in thousands, except per-share amount)
(UNAUDITED)

     Assets
         Investment in SR&F Growth Investor Portfolio, at value      $671,891
         Cash                                                              50
         Receivable for fund shares sold                                5,269
         Other assets                                                      34
                                                                     --------
              Total assets                                            677,244
                                                                     --------

     Liabilities
         Payable for fund shares redeemed                                 250
         Payable to investment adviser and transfer agent                 233
         Other liabilities                                                441
                                                                     --------
              Total liabilities                                           924
                                                                     --------
              Net assets                                             $676,320
                                                                     ========

     Analysis of Net Assets
         Paid-in capital                                             $481,598
         Net unrealized appreciation on investments                   171,348
         Accumulated net investment loss                               (1,452)
         Accumulated net realized gains on investments                 24,826
                                                                     --------
              Net assets                                             $676,320
                                                                     ========
         Shares outstanding (unlimited number authorized)              25,724
                                                                     ========
         Net asset value per share                                    $ 26.29
                                                                     ========


                 See accompanying Notes to Financial Statements.

STEIN ROE INVESTMENT TRUST

YOUNG INVESTOR FUND

STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 1998
(All amounts in thousands)
(UNAUDITED)
     Investment Income
         Dividends allocated from SR&F Growth
           Investor Portfolio                                   $ 1,573
         Interest allocated from SR&F Growth
           Investor Portfolio                                       758
                                                               --------
              Total investment income                             2,331
                                                               --------

     Expenses
         Expenses allocated from SR&F Growth
           Investor Portfolio                                     1,660
         Transfer agent fees                                        591
         Printing and postage                                       535
         Administrative fees                                        526
         SEC and state registration fees                             27
         Accounting fees                                             19
         Legal and audit fees                                         7
         Trustees' fees                                               3
         Other                                                      415
                                                               --------
              Total expenses                                      3,783
                                                               --------
              Net investment loss                                (1,452)
                                                               --------

     Realized and Unrealized Gains on Investments
         Net realized gains on investments allocated from
           SR&F Growth Investor Portfolio                        24,933
         Net change in unrealized appreciation or depreciation
           on investments                                        68,084
                                                               --------
              Net gains on investments                           93,017
                                                               --------

     Net Increase in Net Assets Resulting from Operations       $91,565
                                                               ========

                 See accompanying Notes to Financial Statements.

STEIN ROE INVESTMENT TRUST

YOUNG INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)
(UNAUDITED)
                                                        Six Months          Year
                                                             Ended         Ended
                                                         March 31, September 30,
                                                              1998          1997
     Operations
         Net investment loss                              $ (1,452)      $  (864)
         Net realized gains on investments                  24,933         7,157
         Net change in unrealized appreciation or
           depreciation of investments                      68,084        80,646
                                                          --------      --------
           Net increase in net assets
              resulting from operations                     91,565        86,939
                                                          --------      --------

     Distributions To Shareholders
         Distributions from net investment income               --          (250)
         Distributions from net capital gains               (7,157)       (8,295)
                                                          --------      --------
           Total distributions to shareholders              (7,157)       (8,545)
                                                          --------      --------

     Share Transactions
         Subscriptions to fund shares                      169,461       391,442
         Value of distributions reinvested                   7,013         8,091
         Redemptions of fund shares                        (60,068)     (181,510)
                                                          --------      --------
           Net increase from share transactions            116,406       218,023
                                                          --------      --------
           Net increase in net assets                      200,814       296,417

     Total Net Assets
         Beginning of period                               475,506       179,089
                                                          --------      --------
         End of period                                    $676,320      $475,506
                                                          ========      ========

     Accumulated Net Investment Loss at End of Period    $  (1,452)        $ --
                                                          ========      ========

     Analysis of Changes in Shares of Beneficial Interest
         Subscriptions to fund shares                        7,135        20,131
         Issued in reinvestment of distributions               315           446
         Redemptions of fund shares                         (2,625)       (9,287)
                                                          --------      --------
           Net increase in fund shares                       4,825        11,290
         Shares outstanding at beginning of period          20,899         9,609
                                                          --------      --------
         Shares outstanding at end of period                25,724        20,899
                                                          ========      ========

                 See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
(All amounts in thousands)
(UNAUDITED)
     Assets
         Investments, at market value (cost $511,508)            $683,063
         Cash                                                           2
         Receivable for investments sold                            2,789
         Dividends receivable                                         247
         Other assets                                                   5
                                                                 --------
              Total assets                                        686,106
                                                                 --------

     Liabilities
         Payable for investments purchased                          7,503
         Payable to investment adviser                                347
                                                                 --------
              Total liabilities                                     7,850
                                                                 --------

         Net assets applicable to investors' beneficial interest $678,256
                                                                 ========


                 See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 1998
(All amounts in thousands)
(UNAUDITED)
     Investment Income
         Dividends                                                 $1,575
         Interest                                                     760
                                                                  -------
              Total investment income                               2,335
                                                                  -------

     Expenses
         Management fees                                            1,603
         Accounting fees                                               19
         Trustees' fees                                                13
         Audit and legal fees                                           9
         Custodian fees                                                 3
         Other                                                         16
                                                                  -------
              Total expenses                                        1,663
                                                                  -------
              Net investment income                                   672
                                                                  -------

     Realized and Unrealized Gains on Investments
         Net realized gains on investments                         24,940
         Net change in unrealized appreciation or
           depreciation on investments                             68,266
                                                                  -------
              Net gains on investments                             93,206
                                                                  -------

     Net Increase in Net Assets Resulting from Operations         $93,878
                                                                  =======

                 See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)
(UNAUDITED)
                                                        Six Months        Period
                                                             Ended         Ended
                                                         March 31, September 30,
                                                              1998      1997 (a)
     Operations
         Net investment income                              $  672       $ 1,418
         Net realized gains on investments                  24,940         5,460
         Net change in unrealized appreciation or
           depreciation of investments                      68,266        61,915
                                                          --------      --------
              Net increase in net assets
                resulting from operations                   93,878        68,793
                                                          --------      --------

     Transactions in Investors' Beneficial Interest
         Contributions                                     136,105       452,937
         Withdrawals                                       (27,267)      (46,190)
                                                          --------      --------
           Net increase from transactions in investors'
              beneficial interest                          108,838       406,747
                                                          --------      --------
              Net increase in net assets                   202,716       475,540

     Total Net Assets
         Beginning of period                               475,540            --
                                                          --------      --------
         End of period                                    $678,256      $475,540
                                                          ========      ========


(a) From commencement of operations on February 3, 1997.

                 See accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION

         The Stein Roe Young Investor Fund (the "Fund") is a series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in the SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.
              The Portfolio is a series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. At commencement, Stein Roe Young Investor Fund contributed $292,104 in securities and other assets in exchange for beneficial ownership of the Portfolio. At February 14, 1997, Stein Roe Advisor Young Investor Fund contributed cash of $100. The Portfolio allocates net asset value, income and expenses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1998, Stein Roe Young Investor Fund and Stein Roe Advisor Young Investor Fund owned 99.06 percent and .94 percent, respectively, of the Portfolio.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following summarizes the significant accounting policies of the Fund and Portfolio. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
              Certain prior-year amounts have been reclassified to conform to current-year presentation.

         SECURITY VALUATIONS
         All securities are valued as of March 31, 1998, the last business day of the period. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

         INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
         Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

         FEDERAL INCOME TAXES
         No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.

         DISTRIBUTION TO SHAREHOLDERS
         The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to paid-in capital.
              Reclassifications in the accompanying analysis of net assets were made in 1998 in order to reflect differences between financial reporting and income tax results. The differences primarily related to reclassification of prior-year net operating losses and accounting for partnership investments.

NOTE 3.  TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

         The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
              The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .20 of 1 percent of average daily net assets up to $500 million, .15 of
         1 percent of the next $500 million, and .125 of 1 percent thereafter.
              The administrative agreement provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. Prior to January 31, 1998, the Adviser also agreed to reimburse the Fund to the extent that its expenses exceeded 1.50 percent of annual average net assets. Prior to February 1, 1997, the Adviser limited expenses to 1.25 percent of annual average net assets.
              Transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund.
              The Adviser also provides certain accounting services. For the period ended March 31, 1998, the Fund and Portfolio incurred charges of $19 and $19, respectively.
              Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the period ended March 31, 1998, was $3 and $13, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4.  SHORT-TERM DEBT

         To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended March 31, 1998.

NOTE 5.  INVESTMENT TRANSACTIONS
         The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1998, were $243,635 and $155,470, respectively. Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

SR&F GROWTH INVESTOR PORTFOLIO

FINANCIAL HIGHLIGHTS
                                                      Six Months
                                                           Ended         Period
                                                       March 31,          Ended
                                                            1998  September 30,
                                                     (Unaudited)       1997 (a)
     Ratios to Average Net Assets
         Ratio of net expenses to average net assets      0.62% (b)   0.63% (b)
         Ratio of net investment income to average
           net assets.............................        0.25% (b)   0.54% (b)
         Portfolio turnover rate..................        60%           38%
         Average commissions (per share)..........        $0.0586     $0.0583

(a) From commencement of operations on February 3, 1997.
(b) Annualized

STEIN ROE INVESTMENT TRUST

YOUNG INVESTOR FUND

FINANCIAL HIGHLIGHTS

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                      Six Months
                                                                           Ended
                                                                       March 31,
                                                                            1998                    Years Ended September 30,
                                                                     (Unaudited)                       1997              1996
NET ASSET VALUE, BEGINNING OF PERIOD.............................        $ 22.75                    $ 18.64           $ 14.29
                                                                      ----------                 ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................          (0.06)                     (0.04)             0.05
   Net realized and unrealized gains on investments..............           3.92                       4.79              4.86
                                                                      ----------                 ----------        ----------
     Total from investment operations............................           3.86                       4.75              4.91
                                                                      ----------                 ----------        ----------
DISTRIBUTIONS
   Net investment income.........................................             --                      (0.02)            (0.05)
   Net realized capital gains....................................          (0.32)                     (0.62)            (0.51)
                                                                      ----------                 ----------        ----------
     Total distributions.........................................          (0.32)                     (0.64)            (0.56)
                                                                      ----------                 ----------        ----------
NET ASSET VALUE, END OF PERIOD...................................        $ 26.29                    $ 22.75           $ 18.64
                                                                      ==========                 ==========        ==========
Ratio of net expenses to average net assets (b)..................          1.41% (d)                  1.43%             1.21%
Ratio of net investment income to average net assets (c).........         (0.54%)(d)                (0.25%)             0.30%
Portfolio turnover rate..........................................             --                       22% (e)            98%
Average commissions (per share)..................................             --                   $ 0.0565(e)       $0.0603
Total return (c).................................................         17.24%                     26.37%            35.55%
Net assets, end of period (000's)................................       $676,320                   $475,506          $179,089

                                                                                                     Period
                                                                                                      Ended
                                                                                              September 30,
                                                                            1995                   1994 (a)
NET ASSET VALUE, BEGINNING OF PERIOD.............................        $ 10.24                    $ 10.00
                                                                       ---------                  ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................           0.06                       0.03
   Net realized and unrealized gains on investments..............           4.07                       0.21
                                                                       ---------                  ---------
     Total from investment operations............................           4.13                       0.24
                                                                       ---------                  ---------
DISTRIBUTIONS
   Net investment income.........................................          (0.08)                     --
   Net realized capital gains....................................             --                         --
                                                                       ---------                  ---------
     Total distributions.........................................          (0.08)                     --
                                                                       ---------                  ---------
NET ASSET VALUE, END OF PERIOD...................................        $ 14.29                    $ 10.24
                                                                       =========                  =========
Ratio of net expenses to average net assets (b)..................          0.99%                      0.99% (d)
Ratio of net investment income to average net assets (c).........          0.47%                      1.07% (d)
Portfolio turnover rate..........................................            55%                        12%
Average commissions (per share)..................................        $    --                     $   --
Total return (c).................................................         40.58%                      2.40%
Net assets, end of period (000's)................................        $31,401                     $8,176

(a) From commencement of operations on April 29, 1994.

(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been
4.58 percent for the period ended September 30, 1994, 2.87 percent, 2.04 percent and 1.49 percent for the years ended September 30, 1995, 1996 and 1997, respectively.

(c) Computed giving effect to the investment adivser's expense limitation undertaking.

(d) Annualized

(e) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

TO CONTACT US...

BY PHONE 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe fund account, including Stein Roe traditional, Roth and Education IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL(R) 24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, including the new Roth and Education IRAs, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL
If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you with information about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

STEIN ROE INVESTMENT TRUST
Balloon Text:

Trustees are elected by the shareholders to act as outside governors of the funds. The trustees vote on behalf of shareholders in certain everyday matters concerning the funds. Having trustees ensures that decisions regarding the funds are made based the shareholders' best interests.

TRUSTEES

Thomas W. Butch
President, Mutual Fund
 Division and Director,
 Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director,
 Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel, Sara Lee Corporation Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington Thomas C. Theobald
Managing Director, William Blair Capital Partners

AGENTS AND ADVISERS

Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

OFFICERS

Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief Financial Officer David P. Brady, Vice President
Kevin M. Carome, Vice President, Assistant Secretary
Daniel K. Cantor, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                Liberty Financial Investments, Inc. Distributor.

YI12SA 5/98